FINANCIAL RISK MANAGEMENT - Schedule Of Foreign Currency Risk On Net Working Capital and Sensitivity Analysis (Details) - USD ($)	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Foreign Currency Fair Value Hedge Derivative [Line Items]
Cash	$ 9,803	$ 4,085
Accounts payable	(115,976)	(144,313)
Canadian Dollar [Member]
Foreign Currency Fair Value Hedge Derivative [Line Items]
Cash	12,453	3,899	$ 325
Accounts payable	(130,208)	(138,709)	(115,063)
Loan	(40,000)	(40,000)	(40,000)
Total foreign currency working capital	(157,755)	(174,810)	(154,738)
US$ exchange rate at December 31, 2021	0.7383	0.7888	0.7854
Total foreign currency net working capital in US$	(116,471)	(137,890)	(121,531)
Impact of a 10% strengthening of the US$ on net income	$ (11,647)	$ (13,789)	$ (12,153)